SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to SECTION 240.14a-11(c) or
      SECTION 240.14a-12

                      MERGE TECHNOLOGIES INCORPORATED
---------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
       and 0-11.

      (1)   Title of each class of securities to which transaction applies

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[   ]       Fee paid previously with preliminary materials.

[   ]       Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ----------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            ----------------------------------------------
      (3)   Filing Party:

            ----------------------------------------------
      (4)   Date Filed:

            ----------------------------------------------

                            [MERGE LETTERHEAD]
                   Subject to completion __________,1998





Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of Merge Technologies Incorporated (the "Company") to be held at ________________________,_____________________, Milwaukee,
Wisconsin______________ on June 16, 1998, at 10:00 a.m. central time. At the meeting, you will be asked to consider and vote upon proposals to:
(i) elect seven individuals as Directors; (ii) concur in the selection of KPMG Peat Marwick LLP as the Company's independent accountants; (iii) amend the Company's Restated Articles of Incorporation ("Articles") by adding a provision expressly electing not to be governed by Sections
180.1131 through 180.1133 of the Wisconsin Business Law Corporation ("WBCL"); (iv) amend the Company's Articles by adding a provision expressly electing not to be governed by Section 180.1150 of the WBCL; (v) amend the Company's Articles by increasing the number of authorized shares of Common Stock ("Common Shares")from 10,000,000 to 30,000,000; and (vi) amend the Company's Stock Option Plan for Employees to increase the number of Common Shares authorized for issuance under the plan from 1,015,826 to 2,015,826, all as more particularly described in the accompanying Proxy Statement.

      With respect to the proposal described in (i) above, the seven individuals receiving the highest number of votes will be elected as Directors. Approval of the proposals described in (ii) and (vi) above requires the affirmative vote of a majority of Common Shares present in person or represented by proxy and eligible to vote at the annual meeting, a quorum being present. Approval of the proposal described in (iii) above requires the affirmative vote of 80% of the Company's outstanding Common Shares and the affirmative vote of two-thirds of the Company's Common Shares held by persons who are not significant shareholders of the Company.

Approval of the proposals described in (iv) and (v) above requires the affirmative vote of a majority of the outstanding Common Shares. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend, you may vote in person, even if you have previously returned your proxy. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Company's Board of Directors.

                                    Sincerely,

                                    MERGE TECHNOLOGIES INCORPORATED



                                    William C. Mortimore
                                    President

                      MERGE TECHNOLOGIES INCORPORATED
                          1126 SOUTH 70TH STREET
                                SUITE S107B
                     MILWAUKEE, WISCONSIN  53214-3151


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints William C. Mortimore and Colleen M. Doan, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock, par value $0.01 per share (the "Common Stock"), of Merge Technologies Incorporated (the "Company") held of record by the undersigned on May 8, 1998, at the Annual Meeting of Shareholders when convened on June 16, 1998, or any adjournment thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.


                      CONTINUED ON THE REVERSE SIDE.

                                PROXY CARD

[ X ] Please mark your votes
      as in this example

1. Elect seven individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated By-Laws (check one box).
                                          FOR   WITHHELD
                                          [  ]    [  ]
      NOMINEES:
      --------
      William C. Mortimore
      Robert T. Geras
      Robert A. Barish, M.D.
      Dennis Brown
      Michael D. Dunham
      Douglas S. Harrington, M.D.
      Kevin E. Moley

      For, except vote withheld from the following nominee(s):

      ------------------------
      ------------------------

2. Concur in the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998 (check one box).
                                          FOR   AGAINST     ABSTAIN
                                          [  ]    [  ]       [  ]

3. Amend the Company's Restated Articles of Incorporation by adding a provision expressly electing not to be governed by Sections 180.1131 through 180.1133 of the Wisconsin Business Corporation Law (check one box)
                                          FOR   AGAINST     ABSTAIN
                                          [  ]    [  ]       [  ]

4. Amend the Company's Restated Articles of Incorporation by adding a provision expressly electing not to be governed by Section 180.1150 of the Wisconsin Business Corporation Law (check one box).
                                          FOR   AGAINST     ABSTAIN
                                          [  ]     [  ]      [  ]

5. Amend the Company's Articles of Incorporation by increasing the number of authorized shares of Common Stock from 10,000,000 to 30,000,000 (check one box).
                                          FOR   AGAINST     ABSTAIN
                                          [  ]     [  ]      [  ]

6. Amend the Company's Stock Option Plan for Employees to increase the number of shares of Common Stock authorized for issuance under the Plan from 1,015,826 to 2,015,826 (check one box).
                                          FOR   AGAINST     ABSTAIN
                                          [  ]     [  ]      [  ]

7. Transact such other business as may properly come before the Annual Meeting, or any adjournment thereof (check one box).
                                          FOR   AGAINST     ABSTAIN
                                          [  ]     [  ]      [  ]


SIGNATURE(S) ______________________________________    DATE _______________

NOTE: Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, Trustee or guardian, give full title as such. If a corporation, please sign corporate name by president or authorized officer. If partnership, sign in full partnership name by authorized person.

                      MERGE TECHNOLOGIES INCORPORATED
                    1126 SOUTH 70TH STREET, SUITE S107B
                     MILWAUKEE, WISCONSIN  53214-3151
                              (414) 475-4300



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of Merge Technologies Incorporated:

      Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), will be convened at______________, ________________, Milwaukee, Wisconsin _________ on June 16, 1998, at 10:00
a.m. central time (the "Meeting Date"). All Shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

      1. Elect seven individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated By-Laws of the Company;

      2. Concur in the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998;

      3. Amend the Company's Restated Articles of Incorporation ("Articles") by adding a provision expressly electing not to be governed by Sections 180.1131 through 180.1133 of the Wisconsin Business Corporation Law ("WBCL");

      4. Amend the Company's Articles by adding a provision expressly electing not to be governed by Section 180.1150 of the WBCL;

      5. Amend the Company's Articles by increasing the number of authorized shares of Common Stock of the Company from 10,000,000 to 30,000,000;

      6. Amend the Company's Stock Option Plan for Employees to increase the number of shares of Common Stock authorized for issuance under the Plan from 1,015,826 to 2,015,826; and

      7. Transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

      Only Shareholders of record at the close of business on May 8, 1998 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Company's offices for at least ten days prior to the Meeting. Unless otherwise defined, defined terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

      A PROXY STATEMENT AND PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED FOR YOU.

                                    By order of the Board of Directors:



                                    William C. Mortimore
                                    President and Chief Executive Officer

Milwaukee, Wisconsin

_________________ , 1998




      The Company's 1997 Annual Report is enclosed with this notice and Proxy Statement.

                              PROXY STATEMENT
                                    FOR
                     ANNUAL MEETING OF SHAREHOLDERS OF
                      MERGE TECHNOLOGIES INCORPORATED
                          ________________, 1998


      This proxy statement is furnished to the holders of shares (the "Shareholders") of common stock, par value $0.01 per share (the "Common Shares" or "Common Stock"), of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders to be held on June 16, 1998 (the "Annual Meeting"). The Annual Meeting will be convened at approximately 10:00 a.m. central time. Any adjournment or postponement thereof will be announced at the meeting. This Proxy Statement, the enclosed notice and proxy were first sent or given to Shareholders on or about _______, 1998. Shareholders who wish to attend the Annual Meeting should contact the Company at (414) 475-4300 to make arrangements.

      The Company will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those persons. The Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the material. The Company will bear the cost of soliciting proxies, although the Company currently does not intend to solicit proxies.

Brokerage firms, fiduciaries, nominees and others holding Common Shares for beneficial owners will be reimbursed for the out-of-pocket expenses in forwarding proxy materials to these beneficial owners. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or telecopy communications with, Shareholders or their representatives.

      Only Common Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Common Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Common Shares in person.

      The close of business on May 8, 1998 has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had 5,778,216 Common Shares outstanding, each of which entitles the holder thereof to one vote per Share. Directors and officers of the Company own 1,447,161 or approximately 25% of these Common Shares and intend to vote in favor of each of the proposals. Only Shareholders of record as of the Record Date will be entitled to vote at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the meeting who will determine whether or not a quorum is present. The presence of a majority of the outstanding Common Shares represented in person or by proxy at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be treated as Common Shares that are present for the purpose of determining whether a quorum exists and will have the effect of a vote against Proposals Number Three through Five since these proposals require the affirmative vote of a majority of the outstanding Common Shares (80% of Common Shares and two-thirds of Common Shares not held by Significant Shareholders in the case of Proposal Number Three). With respect to Proposals Number Two and Six, abstentions and broker non-votes will have no effect since these proposals merely requires approval of a majority of the Common Shares cast in person or by proxy. With respect to Proposal Number One, the seven nominees receiving the highest vote totals will be elected as Directors.

      The mailing address of the principal executive offices of the Company is 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151. The Company's Internet address is www.merge.com. The Common Shares are included for quotation on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "MRGE". On ________ __, 1998, the last reported sales price of the Common Shares as reported by Nasdaq was $____ per Common Share.


           THE DATE OF THIS PROXY STATEMENT IS __________, 1998.

      SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR INCORPORATED BY REFERENCE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION MADE BY THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE FACTS SET FORTH EITHER IN THIS PROXY STATEMENT OR IN THE COMPANY'S AFFAIRS SINCE THE DATE HEREOF. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH THE SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING THE SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE A SOLICITATION.

                           AVAILABLE INFORMATION

      The Company files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Company can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Common Shares are included for quotation on Nasdaq and copies of reports and other material concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.

                                  SUMMARY

      THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, AND SHOULD BE READ IN CONJUNCTION WITH, THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT. UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL REFERENCES IN THIS PROXY STATEMENT TO THE "COMPANY" REFER TO MERGE TECHNOLOGIES INCORPORATED, AND ITS SUBSIDIARY. UNLESS DEFINED HEREIN, ALL DEFINED TERMS SHALL HAVE THE MEANING AS ASCRIBED TO THEM IN THE COMPANY'S AMENDED AND RESTATED BY-LAWS, AS AMENDED (THE "BY-LAWS").


      MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING

      The Annual Meeting of Shareholders of the Company will be held for the purpose of considering and voting upon proposals to:

      1. Elect seven individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the By-Laws;

      2. Concur in the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ended December 31, 1998;

      3. Amend the Company's Restated Articles of Incorporation ("Articles") by adding a provision expressly electing not to be governed by Sections 180.1131 through 180.1133 of the Wisconsin Business Corporation Law ("WBCL");

      4. Amend the Company's Articles by adding a provision expressly electing not to be governed by Section 180.1150 of the WBCL;

      5. Amend the Company's Articles by increasing the number of authorized shares of common stock of the Company, par value $0.01 per share ("Common Shares") from 10,000,000 to 30,000,000;

      6. Amend the Company's Stock Option Plan for Employees (the "Employee Plan") to increase the number of shares of Common Stock authorized for issuance under the Employee Plan from 1,015,826 to 2,015,826; and

      7. Transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

      Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

      Certain statements in this Proxy Statement that are not historical facts constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Discussions containing such forward-looking statements may be included herein in the material set forth under "Matters to be Considered by Shareholders" as well as within the Proxy Statement generally. In addition, when used in the Proxy Statement, the words "believes," "intends," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties, including, among others, the Company's lack of consistent profitability, history of operating losses, fluctuations in operating results, credit and payment risks associated with end-user sales, involvement with rapidly developing technology in highly competitive markets, dependence on major customers, expansion of its international sales effort, broad discretion of management and dependence on key personnel, risks associated with product liability and product defects, costs of complying with government regulation, changes in external competitive market factors which might impact trends in the Company's results of operation, unanticipated working capital and other cash requirements, general changes in the industries in which the Company competes, and various other competitive factors that may prevent the Company from competing successfully in the marketplace. Actual results could differ materially from those projected in the forward-looking statements as a result of the factors set forth in the Proxy Statement generally and in the Company's annual report on Form 10-KSB under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

OVERVIEW

      In addition to electing nominees to serve as Directors and seeking the concurrence of the Shareholders for the selection of KPMG Peat Marwick LLP as the Company's independent public accountants, the Directors have approved, and are seeking Shareholder approval of, proposals to amend various provisions of the Articles and the Employee Plan.

      Proposal Number Three, if approved by the Shareholders, would decrease the shareholder vote necessary to approve a "Business Combination" (as defined in Proposal Number Three) between a Wisconsin corporation and a Significant Shareholder (as defined in Proposal Number Three). Currently, the affirmative vote of 80% of the Company's Common Shares and at least two-thirds of the Company's Common Shares not beneficially held by a Significant Shareholder is required to approve a Business Combination between the Company and a Significant Shareholder. Proposal Number Three, if approved by the Shareholders, would change the vote required to approve such a Business Combination to the affirmative vote of a majority of the Common Shares.

      Adoption of Proposal Number Three may render it easier to effectuate or may encourage a merger, tender offer, proxy contest, or other Business Combination between the Company and a Significant Shareholder, whether or not such an event would be favorable to, and in the best interests of, Shareholders.

      Proposal Number Four, if approved by the Shareholders, would increase the voting power of a person (or persons acting as a group) holding in excess of 20% of the voting power of the Company by enabling such person or persons to vote all of such shares, rather than the WBCL's statutorily-prescribed maximum voting power of 10% of the voting power of the Company, in the election of Directors.

      Adoption of Proposal Number Four may render it easier for a Significant Shareholder to affect the outcome of election of Directors. This may make it easier for a Significant Shareholder to successfully engage in a proxy contest to elect Directors and may result in the election of Directors who favor a Business Combination between the Company and the Significant Shareholder, whether or not such an event would be favorable to, and in the best interests of, Shareholders.

      Proposal Number Five, if approved by the Shareholders, would amend the Company's Articles by increasing the authorized number of Common Shares from 10,000,000 to 30,000,000. The Board of Directors believes that adoption of Proposal Number Five would provide the Company with sufficient flexibility in making acquisitions and raising capital. Although the Board of Directors has no current plans to undertake any mergers or acquisitions, the Board believes that the use of Common Shares as consideration in an acquisition is beneficial to Shareholders because it preserves cash, does not in itself result of the Company incurring indebtedness and may allow the Company to make an acquisition at lower prices than if the consideration consisted entirely of cash. However, any future issuances of Common Shares would result in increased dilution to the ownership interests of Shareholders, since Shareholders are not entitled to pre-emptive rights.

      Proposal Number Six, if approved by the Shareholders, would amend the Employee Plan to increase the number of Common Shares authorized for issuance under the Employee Plan from 1,015,826 to 2,015,826. The Company is seeking to increase the number of Common Shares issuable under this Plan in order to have a sufficient number of Common Shares available to grant additional options to current and future employees and executive officers.

      A copy of the Articles reflecting the proposed additions and deletions is attached to this Proxy Statement as Annex A. A copy of the Employee Plan is attached to this Proxy Statement as Annex B.

PROPOSAL NUMBER ONE:    ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS UNTIL
THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR OTHERWISE AS PROVIDED IN THE BY-
LAWS;

      Seven individuals will be elected at the Annual Meeting to serve as Directors until the next annual meeting of the Shareholders or otherwise as provided in the By-Laws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

      The nominees for election to the Board, all of whom currently serve as Directors, are as follows:

      WILLIAM C. MORTIMORE, 52, Founder of the Company, has served as President and Chief Executive Officer and a member of the Board of Directors of the Company since its inception in 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate, and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology/National Association of Electrical Manufacturers ("ACR/NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore is also Chair of the Medical Imaging Information Section, and a member of the Board of Directors, of the Diagnostic Imaging Division of NEMA. Mr. Mortimore received a B.S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota, and pursued doctoral studies in

Electrical Engineering at the University of Minnesota.

      ROBERT T. GERAS, 60, Chairman of the Board of Directors, has served as Chairman of the Board of Directors of the Company since July 1997 and as a Director since 1992 and has been a shareholder of the Company since May 1989. Mr. Geras has been a private venture investor for more than 25 years, and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and packaging. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.

      ROBERT A. BARISH, M.D., 44, a Director, is the Chief Executive Officer of University CARE, the Clinical and Research Enterprise at the University of Maryland. Dr. Barish is a Professor of the Department of Surgery and Medicine at the University of Maryland School of Medicine. He is a Trustee of the Endowment Fund of the University of Maryland. He is also a Director of Doctors Health System, Inc. Dr. Barish holds an M.D. from the New York Medical College, an M.B.A. from Loyola College and a B.A. from the University of New Hampshire. Mr. Barish was nominated to serve as an independent Director by H.C. Wainwright Co., Inc., pursuant to an agreement executed in connection with the IPO. See "Certain Relationships and Related Transactions."

      DENNIS BROWN, 50, a Director, has served since 1993 as the Chief Financial Officer and Treasurer of Sybron International Corporation, a publicly-traded company headquartered in Milwaukee, Wisconsin. From 1990 through 1993, Mr. Brown was the President of the European Region of Allen-Bradley Company. Prior to that, he served as the Treasurer of The Marmon Group. Mr. Brown is a Fellow of the Chartered Institute of Management Accountants.

      MICHAEL D. DUNHAM, 52, a Director, is President of Effective Management Systems, Inc., a publicly-traded Milwaukee-based corporation that markets and supports manufacturing software systems from 35 locations worldwide. Mr. Dunham co-founded Effective Management Systems, Inc. in 1978. Mr. Dunham is a director of United Wisconsin Services, Inc., a publicly-traded health insurance concern, two private software companies and a bank. Mr. Dunham is also a director of the Milwaukee Metropolitan Association of Commerce and the Milwaukee Education Trust, a non-profit organization for the enhancement of local primary and secondary education. Mr. Dunham holds a B.S. in Electrical Engineering from the University of Denver and a M.M.S. from the Stevens Institute of Technology.

      DOUGLAS S. HARRINGTON, M.D., 44, a Director, has been Chief Executive Officer of Chromavision, Inc., a publicly-traded company, since December 1996. From 1995 through 1996, Dr. Harrington served as Chairman and President of Strategic Business Solutions, Inc., a privately-held company specializing in the commercialization of biotechnology, and as a Principal in Douglas S. Harrington and Associates, a strategic consulting firm. From 1992 to 1995, Dr. Harrington served as President of the Nichols Institute, a healthcare laboratory services provider. Prior to 1992, Dr. Harrington held various management positions within Nichols Institute including Vice President of Operations and Medical Director. Dr. Harrington currently serves on the boards, advisory boards, or scientific advisory boards of ten healthcare and medical device companies. He is a director of Pacific Biometric, Inc., a publicly-traded healthcare technology company. He is also an Associate Professor of Clinical and Anatomic Pathology at the University of Nebraska Medical Center. Dr. Harrington has over 18 years experience in the commercialization of healthcare technology and has published over 80 peer-reviewed publications.

      KEVIN E. MOLEY, 51, a Director, is a consultant to Kinetra L.L.C. and has been the President and Chief Executive Officer of Integrated Medical Systems, Inc. since 1995, where he has also served as a director since 1994. Mr. Moley is a director of Cephalon, Inc., a publicly-traded biopharmaceutical company. From 1984 to 1989, Mr. Moley held positions of increasing responsibility with the United States Department of Health and Human Services. From 1989 through 1991, Mr. Moley served as Assistant Secretary of the United States Department of Health and Human Services. From 1991 through 1993, Mr. Moley served as the Deputy Secretary of the United States Department of Health and Human Services where he was responsible for day-to-day operations of all of the agencies of the Department, including the FDA, Public Health Service and the Center for Disease Control. Mr. Moley attended the School of Foreign Service at Georgetown University.

BOARD COMMITTEES AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      The Board is required to meet at least once per year, either in person or by telephonic conference. The Board met six times during calendar year 1997.

      The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Stock Option Committee and a Nominating Committee. The Audit, Compensation and Nominating Committees were formed in March 1998 and, accordingly, did not meet in 1997.

      The Audit Committee is comprised of William C. Mortimore, Dennis Brown and Robert A. Barish, M.D. This committee recommends engagement of the Company's independent accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls.

      The Compensation Committee is comprised of Michael D. Dunham and Kevin E. Moley. This committee reviews and administers the compensation of the officers of the Company.

      The Stock Option Committee is comprised of Messrs. Michael D. Dunham and Kevin E. Moley. This committee reviews and administers the granting of stock options under the Employee Plan. The Stock Option Committee met once in 1997.

      The Nominating Committee is comprised of William C. Mortimore and Robert T. Geras. This committee nominates candidates for the Board, and will consider nominees recommended by Shareholders.

      For a discussion of Directors' compensation, as well as additional information regarding the management of the Company, see "Management-- Compensation of Directors and Executive Officers."

      RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Mortimore, Geras, Barish, Brown, Dunham, Harrington, and Moley for election as Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the By-Laws.

      VOTE REQUIRED: The seven nominees receiving the highest vote totals will be elected as Directors of the Company.

PROPOSAL NUMBER TWO:    CONCUR IN THE SELECTION OF KPMG PEAT MARWICK LLP AS
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998;

      The Company's financial statements, including those for the fiscal year ended December 31, 1997, are included in the Annual Report furnished to all Shareholders and included with this Proxy Statement. The year-end statements have been audited by the independent firm of KPMG Peat Marwick LLP which has served as the Company's independent accountants since the fiscal year ended December 31, 1995. The Board believes that KPMG Peat Marwick LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent accountants. Therefore, the Board has selected KPMG Peat Marwick LLP as the Company's independent accountants to examine its financial statements for the fiscal year ending December 31, 1998. Although this selection does not require Shareholder approval, the Board believes it is desirable to obtain the concurrence of the Shareholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Company's independent accountants for fiscal year 1998 if the Shareholders do not concur in the appointment of KPMG Peat Marwick LLP. Instead, the Board will consider the vote as advice in making their selection for the following year.

      Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from Shareholders.

      RECOMMENDATION OF THE BOARD: That the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

            RESOLVED, that the Shareholders concur in the appointment of KPMG Peat Marwick LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1998.

      VOTE REQUIRED: The affirmative vote of a majority of the votes cast by the Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.

PROPOSAL NUMBER THREE: AMEND THE COMPANY'S ARTICLES BY ADDING A PROVISION EXPRESSLY ELECTING NOT TO BE GOVERNED BY SECTIONS 180.1131 THROUGH 180.1133 OF THE WBCL.


PROPOSAL NUMBER FOUR:   AMEND THE COMPANY'S ARTICLES BY ADDING A PROVISION
EXPRESSLY ELECTING NOT TO BE GOVERNED BY SECTION 180.1150 OF THE WBCL.

THE WISCONSIN BUSINESS CORPORATION LAW.

      To register the Common Shares for sale in certain states, prior to the initial public offering ("IPO") of the Common Shares, the Board of Directors on January 28, 1998, approved a resolution that the Company would, at the Annual Meeting, propose to take all actions that are legally necessary or permitted for the Company to "opt-out" of Section 180.1140 through 180.1144, Sections 180.1130 through 180.1133 and Section 180.1150 of the WBCL. The Directors also agreed to vote shares held by them as of the date of this resolution, totaling 1,239,887 Common Shares, in favor of such proposals and to recommend that Shareholders adopt these proposals. Sections 180.1140 through 180.1144, however, do not permit Wisconsin corporations to "opt-out" of their governance. Thus, the Company has not proposed a resolution regarding Sections 180.1140 through 180.1144.

      The WBCL provides authority for the Company to amend its Articles at any time to add or change a provision that is required or permitted to be included in the Articles or to delete a provision that is not required to be included in the Articles. Under the WBCL, the Company's Board of Directors may propose one or more amendments to the Company's Articles for submission to Shareholders and may condition its submission of the proposed amendment on any basis if the Board of Directors notifies each Shareholder, whether or not entitled to vote, of the Shareholders' meeting at which the proposed amendment will be voted upon.

      The WBCL contains a number of provisions intended to protect the interests of shareholders of Wisconsin corporations. Among these provisions are Sections 180.1131 through 180.1133 and Section 180.1150. The following discussion of these provisions should be read carefully.

      Sections 180.1131 through 180.1133 and Section 180.1150 of the WBCL may delay or make more difficult acquisitions or changes of control of Wisconsin corporations not approved by the corporation's Board of Directors. These provisions could have the effect of discouraging third parties from making proposals involving an acquisition or change of control of the corporation, even though such proposals, if made, might be considered desirable by a majority of the corporation's shareholders.
These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management of the Company without the concurrence of the Board of Directors.

      The WBCL provides in Sections 180.1130 through 180.1133, that Business Combinations involving a "Significant Shareholder" and a "Resident Domestic Corporation" (such as the Company) are subject to a two-thirds supermajority vote of shareholders (the "Wisconsin Fair Price Statute"), in addition to any approval otherwise required. The WBCL defines a Business Combination as a merger or share exchange, or a sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets equal to at least

5% of the market value of the stock or assets of the corporation or 10% of its earning power, or the issuance of stock or rights to purchase stock with a market value equal to at least 5% of the outstanding stock, the adoption of a plan of liquidation or dissolution and certain other transactions involving an Interested Stockholder, defined as a person who beneficially owns 10% of the voting power of the outstanding voting stock of the corporation or who is an affiliate or associate of the corporation and beneficially owned 10% of the voting power of the then outstanding voting stock within the last three years. A Significant Shareholder, with respect to a Resident Domestic Corporation, is defined in Section 180.1130 of the WBCL as a person who beneficially owns, directly or indirectly, 10% or more of the voting stock of the corporation, or an affiliate of the corporation which beneficially owned, directly or indirectly, 10% or more
of the voting stock of the corporation within the last two years.   Robert
T. Geras, Chairman of the Board of Directors, is the only Shareholder currently deemed a Significant Shareholder under Section 180.1130 of the WBCL. Under Section 180.1131 and Section 180.1132 of the WBCL, Business Combinations between a Resident Domestic Corporation and a Significant Shareholder must be approved by 80% of the voting power of the corporation's stock and at least two-thirds of the voting power of the corporation's stock not beneficially held by the Significant Shareholder who is party to the relevant transaction or any of its affiliates or associates, in each case voting together as a single group, unless the following fair price standards have been met: (i) the aggregate value of the per share consideration is equal to the higher of (a) the highest price paid for any common stock of the corporation by the Significant Shareholder in the transaction in which it became a Significant Shareholder of within two years before the date of the Business Combination, (b) the market value of the corporation's shares on the date of commencement of any tender offer by the Significant Shareholder, the date on which the person became a Significant Shareholder or the date of the first public announcement of the proposed Business Combination, whichever is highest, or (c) the highest liquidation or dissolution distribution to which holders of the shares would be entitled, and (ii) either cash, or the form of consideration used by the Significant Shareholder to acquire the largest number of shares, is offered. This provision could have the effect of discouraging third parties from making proposals involving an acquisition or change of control of the Company, even though such proposals, if made, might be considered desirable by a majority of the Company's shareholders and may prevent such a transaction from being completed, even if approved by a majority of the Common Shares.

      Section 180.1150 of the WBCL provides that, in the election of directors, the voting power of shares of public Wisconsin corporations (such as the Company) held by any person (or persons acting as a group) in excess of 20% of the voting power is limited to 10% of the full voting power of those shares. This statutory voting restriction does not apply to shares acquired directly from the Company or in certain specified transactions or shares for which full voting power has been restored pursuant to a vote of shareholders. This provision may have the effect of making it more difficult for third parties to cause the replacement of the current management of the Company without the concurrence of the Board of Directors.

      In addition to Sections 180.1130 through 180.1133 and Section 180.1150, the WBCL contains other provisions intended to protect the interests of shareholders of Wisconsin corporations. The Board of Directors believes that the provisions discussed below will adequately protect the interests of Shareholders in the event of a proposed acquisition or change of control of the Company not approved by the Company's Board.

      Section 180.1134 of the WBCL (the "Wisconsin Defensive Action Restrictions") provides that, in addition to the vote otherwise required by law or a Wisconsin corporation's articles of incorporation, the approval of the holders of a majority of the shares entitled to vote is required before an issuing public corporation (such as the Company) can take certain action while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Under the Wisconsin Defensive Action Restrictions, shareholder approval is required for an issuing public corporation to (i) acquire more than 5% of the outstanding voting shares at a price above the market price from any individual who or organization which owns more than 3% of the outstanding voting shares and has held such shares for less than two years, unless a similar offer is made to acquire all voting shares, or (ii) sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors (directors who are not officers or employees) and a majority of the independent directors vote not to have this provision apply to the corporation. The restrictions described in clause (i) above may have the effect of deterring a shareholder from acquiring Common Shares of the Company with the goal of seeking to have the Company repurchase such shares at a premium over the market price.

      The WBCL statutory provisions referenced above are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company's Board of Directors, and to ensure that sufficient time for consideration of such a proposal, and any alternatives, is available. Such measures are also designed to discourage investors from attempting to accumulate a significant minority position in the Company and then use the threat of a proxy contest as a means to pressure the Company to repurchase Common Shares at a premium over the market value. To the extent that such measures make it more difficult for, or discourage, a proxy contest or the assumption of control by a holder of a substantial block of the Common Shares, they could increase the likelihood that incumbent Directors will retain their positions, and may also have the effect of discouraging a tender offer or other attempt to obtain control of the Company, even though such attempt might be beneficial to the Company and its shareholders.

      Sections 180.1140 through 180.1144 of the WBCL regulate a broad range of Business Combinations between a Resident Domestic Corporation and an Interested Stockholder. Section 180.1141 of the WBCL prohibits a corporation from engaging in a Business Combination (other than a business combination of a type specifically excluded from the coverage of the statute) with an Interested Stockholder for a period of three years following the date such person becomes an Interested Stockholder, unless the board of directors approved the Business Combination or the acquisition of the stock that resulted in a person becoming an Interested Stockholder before such acquisition. Accordingly, the WBCL's prohibition on Business Combinations cannot be avoided during the three-year period by subsequent action of the board of directors or shareholders. Business Combinations after the three-year period following the stock acquisition date are permitted only if (i) the board of directors approved the acquisition of the stock by the Interested Stockholder prior to the acquisition date, (ii) the Business Combination is approved by a majority of the outstanding voting stock not beneficially owned by the Interested Stockholder, or (iii) the consideration to be received by shareholders meets certain requirements of the statute with respect to form and amount.

      A copy of the Articles reflecting the proposed amendments is attached as Annex A to this Proxy Statement.

PROPOSAL NUMBER THREE:

      RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

            RESOLVED, that Article X of the Restated Articles of
Incorporation of the Company shall read as follows: "The Corporation shall not be governed by Sections 180.1131 through 180.1133 of the Wisconsin Business Corporation Law, as amended."

      VOTE REQUIRED: The affirmative vote of 80% of the Common Shares and the affirmative vote of two-thirds of the Common Shares that are not held by Significant Shareholders is required to adopt the foregoing resolution and to amend the Articles to effect the intent of the resolution.

      If Proposal Number Three is adopted, the Company will no longer be governed by Sections 180.1130 through 180.1133 of the WBCL.

PROPOSAL NUMBER FOUR:

      RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders approve of and adopt the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

            RESOLVED, that Article XI of the Restated Articles of
Incorporation of the Company shall read as follows: "The Corporation shall not be governed by Section 180.1150 of the Wisconsin Business Corporation Law, as amended."

      VOTE REQUIRED: The affirmative vote of a majority of the outstanding Common Shares is required to adopt the foregoing resolution and to amend the Articles to effect the intent of the resolution.

      If Proposal Number Four is adopted, the Company will no longer be governed by Section 180.1150 of the WBCL.


PROPOSAL NUMBER FIVE:   AMEND THE COMPANY'S ARTICLES BY INCREASING THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 30,000,000.

      Under the Company's Articles, the Board of Directors is authorized to issue up to 10,000,000 Common Shares, of which 5,778,216 were issued as of the Record Date. As of the Record Date, an additional 1,015,826 Common Shares were reserved for issuance under the Employee Plan, 190,000 Common Shares were reserved for issuance upon exercise of a warrant granted to the Underwriters in connection with the IPO, and 100,000 were reserved for issuance under the Directors Plan, leaving only 2,915,958 Common Shares authorized and available for future issuance. In addition, if the Shareholders approve Proposal Number Six, an additional 1,000,000 Common Shares will be reserved for issuance under the Employee Plan, reducing the number of Common Share authorized and available for future issuance to 1,915,958.

      The Board of Directors believes that approval of Proposal Number Five is necessary to allow the Company sufficient flexibility in making acquisitions and raising additional capital. Although the Board of Directors has no current plans to undertake any mergers or acquisitions, the Board of Directors believes that if, in the future, the Company were to undertake a merger or acquisition, the use of Common Shares as consideration would be beneficial to Shareholders because it would preserve cash and would not in itself result in the Company incurring indebtedness and might allow the Company to merge with or acquire another corporation at a lower price than if the consideration consisted entirely of cash. Any future issuances of Common Shares would, however, dilute the ownership interest of existing Shareholders because the Shareholders are not entitled to pre-emptive rights. If the amendment is approved, the Company would be authorized to issue 30,000,000 Common Shares. A copy of the Articles reflecting this proposed amendment is attached as Annex A to this Proxy Statement.

      In addition to potentially diluting the ownership interest of existing Shareholders, an increase in the number of authorized Common Shares may, in conjunction with Section 180.1141 of the WBCL (prohibiting certain Business Combinations between a Wisconsin corporation whose stock is publicly-traded and an Interested Shareholder) and the lack of cumulative voting rights of Common Shares, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities and the removal of incumbent management, even if such actions would be beneficial to the interests of existing Shareholders.

      RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

            RESOLVED, that the authorized numbers of shares of Common Stock, par value $0.01 per share, reflected in the table contained in Article IV of the Company's Restated Articles of Incorporation be and it is hereby amended by deleting the number "10,000,000" and substituting in its place the number "30,000,000."

      VOTE REQUIRED: The affirmative vote of a majority of the Company's outstanding Common Shares is required to adopt the foregoing proposal and to amend the Articles to effect the intent of the resolution.

PROPOSAL NUMBER SIX:          TO AMEND THE EMPLOYEE PLAN TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,015,826 TO 2,015,826.

      The Employee Plan was initially approved by the Company's Shareholders in July 1996. Giving effect to the 6.77217-for-one stock split effected as a stock dividend in connection with the IPO, the Employee Plan grants the Board of Directors the authority to grant options to the Company's employees to purchase up to 1,015,826 shares of Common Stock. As of the Record Date, options to purchase 941,100 Common Shares have been granted under the Employee Plan and are outstanding. The options granted under the Employee Plan may be incentive stock options or nonstatutory stock options. A copy of the Employee Plan is attached as Annex B to this Proxy Statement.

REASONS FOR INCREASE AND DESCRIPTION OF EMPLOYEE PLAN

      The Board believes that the Employee Plan helps the Company to attract and retain personnel for positions of substantial responsibility, provides additional incentive to the Company's employees and promotes the success of the Company's business. The Company is seeking to increase the number of shares of Common Stock issuable under the Employee Plan in order to have a sufficient number of shares of Common Stock available to grant additional options to current and future employees and executive officers. Stock options may be granted only to employees, including officers of the Company and its current and future subsidiaries. The Stock Option Committee reviews and administers the granting of stock options under the Employee Plan.

      Each option granted under the Employee Plan is evidenced by a written agreement between the Company and the participant. Options previously granted by the Board under the Employee Plan have typically vested in equal increments over a four year period, although the Board has discretion to establish the vesting rate and terms of exercise of each option granted under the Employee Plan. The Employee Plan provides for "cashless" exercise procedures, at the Board's discretion. The exercise price of each incentive stock option must be not less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of a nonstatutory option, the exercise price must be not less than the lesser of: (i) 85% of the fair market value of the Common Stock on the date of the grant; or (ii) the average of the fair market value of the Common Stock on the five trading days before the date of the grant.

      The Employee Plan also contains provisions addressing the ability of a participant to exercise options in the event of any termination of employment, including without limitation resignation, discharge, death or retirement. If the participant's employment is terminated for any reason, the participant may exercise the option to the extent the option was exercisable at the date of termination, for a period of three months following the termination, or such shorter period as the Board established when the option was granted. To the extent the participant was not entitled to exercise the option at the date of termination, or if he or she does not exercise the option within the specified time, the option terminates.

      All incentive stock options granted under the Employee Plan expire not later than ten years after the date of grant. However, incentive stock options granted to a participant who, immediately before the grant of such option, owns stock representing more than 10% of the voting power of all the Company's classes of stock or any subsidiary of the Company expire not later than five years after the date of grant. Nonstatutory options granted under the Employee Plan expire not later than fifteen years after the date of the grant. Options granted under the Employee Plan are not transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and are exercisable during the participant's lifetime only by the participant. Options may not be granted under the Employee Plan after May 13, 2006, the date ten years after the Board approved the Employee Plan.

      Options granted under the Employee Plan are subject to adjustment to reflect events such as a stock split or payment of a stock dividend, if these events increase or decrease the number of outstanding shares of Common Stock without receipt of consideration by the Company. In the event of a proposed dissolution or liquidation of the Company, each outstanding option will terminate immediately prior to the consummation of the proposed action. If the Company merges with or into another corporation and is not the surviving corporation, or if the Company sells all or substantially all of its assets, each option granted under the Employee Plan may be assumed or an equivalent option may be substituted by the successor corporation or by a parent or subsidiary of the successor corporation.

      The Board may amend, alter, suspend or discontinue the Employee Plan at any time. The Board may also accelerate any option or waive any conditions or restrictions pertaining to an option or shares of stock relating thereto at any time as well as substitute new options for previously granted options.

      RECOMMENDATION OF THE BOARD:  The Board recommends that the
Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting.

            RESOLVED, that Section 2.1 of the Stock Option Plan for Employees of Merge Technologies Incorporated be and it hereby is amended by deleting the number "200,000" and substituting in its place the number "2,015,826".

      VOTE REQUIRED. The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.

                                MANAGEMENT

DIRECTORS

      For the names of and biographical information regarding each of the Directors and a discussion of Board Committees, see "Proposal Number One."

EXECUTIVE OFFICERS

      The names of the executive officers of the Company, and their respective ages and positions with the Company, are as follows:

NAME                        AGE        POSITION
----                        ---        --------

William C. Mortimore . .     52        President and Chief Executive
Officer, Director
William L. Stafford. . .     51        Vice President - Sales, Assistant
Secretary
David M. Noshay. . . . .     37        Vice President - Marketing
Dwight A. Simon. . . . .     52        Vice President - Engineering
Michael J. Franco. . . .     51        Chief Technical Officer
Colleen M. Doan. . . . .     35        Chief Financial Officer, Treasurer
and Secretary

      WILLIAM C. MORTIMORE, Founder of the Company, has served as President and Chief Executive Officer and a member of the Board of Directors of the Company since its inception in 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate, and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology/National Association of Electrical Manufacturers ("ACR/NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore is also Chair of the Medical Imaging Information Section, and a member of the Board of Directors, of the Diagnostic Imaging Division of NEMA. Mr. Mortimore received a B.S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota, and pursued doctoral studies in Electrical Engineering at the University of Minnesota.

      WILLIAM L. STAFFORD has served as Vice President, Sales of the Company since June 1994. From February 1993 until May 1994, Mr. Stafford served as the Company's Director of Sales. From June 1983 until February 1993, Mr. Stafford was employed by Marquette Medical Systems, Inc., a manufacturer of patient monitoring systems. Previously, he was employed by GE Medical Systems, a manufacturer of medical diagnostic imaging equipment, and Baxter Laboratories, a drug manufacturer. Mr. Stafford holds a B.A. in Economics from Yale College and an M.B.A. from Harvard.

      DAVID M. NOSHAY has served as Vice President, Marketing of the Company since August 1997. From September 1995 until July 1997, Mr. Noshay served as the Company's Eastern Regional Sales Manager. From July 1994 until August 1995, Mr. Noshay was Sales Manager of Scitex Medical Systems, a manufacturer of medical image printing equipment. From February 1989 until June 1994, he was Marketing Manager for Konica Medical Corporation, a manufacturer of medical film and image printing equipment. Previously, he was employed by Matrix Instruments, a manufacturer of medical imaging printing equipment, and Siemens Medical Systems, a manufacturer of medical diagnostic imaging equipment. Mr. Noshay holds a B.S. in Electrical Engineering and an M.S. in Biomedical Engineering from Rutgers University.

      DWIGHT A. SIMON has served as Vice President, Engineering of the Company since October 1992. From August 1990 until September 1992, Mr. Simon served as Manager of Engineering Services of the Company. Mr. Simon has over 30 years of experience in the information technology industry, with over 22 years of upper management experience with companies in manufacturing automation, communications and medical software applications.

Mr. Simon has served as chair of several working groups and subcommittees of the DICOM committee responsible for the creation of the DICOM standard.

      MICHAEL J. FRANCO has served as Chief Technical Officer of the Company since September 1996. From May 1995 until September 1996, Mr. Franco served as the Company's Director of Technical Services. Mr. Franco was the founder, and from 1993 to April 1995 was the President and Chief Technical Officer of Signal Stream Technologies, Inc., a manufacturer of medical imaging interfacing equipment which was merged into a subsidiary of the Company in May 1995. Previously, he was a co-founder and served as President and Chief Executive Officer of Adaptive Video, Inc., a manufacturer of medical imaging interfacing equipment for teleradiology and medical image printing. Prior to Adaptive Video, Mr. Franco was employed by Diasonics, Inc., a manufacturer of medical diagnostic imaging devices, and by Compression Labs, a manufacturer of video teleconferencing equipment.

      COLLEEN M. DOAN has served as Chief Financial Officer of the Company since September 1996, Treasurer since June 1994 and as Secretary since September 1997. Ms. Doan also served as Business Manager from
September 1989 through July 1995, and Controller from August 1995 through August 1996. Ms. Doan holds a B.A. in Business and Management from Alverno College.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

      Directors who are employees of the Company do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

      Directors who are not employees of the Company receive $1,000 for each Board meeting, and $500 for each committee meeting, which they attend in person, and one-half of these amounts for meetings in which they participate by telephone and which exceed two hours in length. Directors also are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future. Each Director, other than any Director who is also an employee of the Company, on February 4, 1998, received, pursuant to the Company's 1998 Stock Option Plan for Directors (the "Director Plan"), options to acquire 10,000 Common Shares at an exercise price equal to the IPO price of the Common Shares of $6.00.

      The Company is currently authorized to issue up to an additional 40,000 Common Shares under the Director Plan, which the Board of Directors approved in January 1998. Each of the six non-employee Directors of the Company was granted an option to purchase 10,000 Common Shares as of February 4, 1998. One-third of the Directors' options will vest on each of the first, second and third anniversaries of the date of the grant. The purposes of the Director Plan are to attract and retain the best available personnel for service as Directors, to provide additional incentive to individuals to serve as Directors, to motivate Directors to achieve superior performance for the benefit of the Company's shareholders, and to encourage Directors' continued service on the Board. Each option granted under the Director Plan is evidenced by a written agreement between the Company and the participant.


EXECUTIVE COMPENSATION

      Set forth below is information concerning the compensation for 1997 and 1996 for the Company's President and
Chief Executive Officer, and each other executive officer of the Company whose salary and bonus exceeded $100,000:

                                            SUMMARY COMPENSATION TABLE
                                                                                       LONG TERM
                                                    ANNUAL COMPENSATION              COMPENSATION
                                       -------------------------------------------      AWARDS
                                                                                     ------------
                                                                                      SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY         BONUS     COMPENSATION      OPTION      COMPENSATION
---------------------------         ----     ------         -----    -------------   ------------  -------------

William C. Mortimore . . . . . .    1997    $136,667    $    --             --             --          $2,733(1)
President and CEO                   1996    $130,001         --             --          67,721          2,400(1)

Michael J. Franco. . . . . . . .    1997     110,000         --             --             --           2,168(1)
Chief Technical Officer             1996     102,391         --             --         150,518(2)         546(1)

William L. Stafford. . . . . . .    1997     110,000         --             --             --           1,587(1)
Vice President - Sales              1996       --   (3)      -- (3)         -- (3)      67,721            -- (3)
Assistant Secretary

David M. Noshay. . . . . . . . .    1997     100,500      12,184(4)      43,620(5)      50,791          2,416(1)
Vice President - Marketing          1996       --   (3)      -- (3)         -- (3)      16,930            -- (3)

Dwight S. Simon. . . . . . . . .    1997     110,000         --             --             --           1,626(1)
Vice President - Engineering        1996    $  --   (3)  $   -- (3)       $ -- (3)      67,721            -- (3)

(1)   Represents the Company's contributions to its 401(k) plan for the benefit of its employees.
(2)   Includes 82,797 options granted pursuant to an employment agreement entered into in 1995 in connection with the Company's purchase of Signal Stream Technologies, Inc.
(3)   Annual Salary and bonus received by Messrs. Stafford, Noshay and Simon in 1996 was less than $100,000.
(4)   In 1997 Mr. Noshay received a quarterly incentive sales bonus.
(5)   Mr. Noshay received a relocation allowance of $41,620 and an automobile reimbursement of $2,000 in 1997.

                                       OPTION/SAR GRANTS IN 1997 FISCAL YEAR

                                                                                 POTENTIAL REALIZED
                                                                                  VALUE AT ASSUMED
                         NUMBER OF     $ OF TOTAL                              ANNUAL RATES OF STOCK
                         SECURITIES      OPTIONS                                 PRICE APPRECIATION
                         UNDERLYING    GRANTED TO                               FOR OPTION TERMS (1)
                          OPTIONS     EMPLOYEES IN     EXERCISE   EXPIRATION    --------------------
NAME                      GRANTED      FISCAL YEAR       PRICE       DATE          5%          10%
----                    -----------    -----------     --------   ----------    --------    --------
David M. Noshay. . . . .     50,791        20%         $6.75(2)   07/31/2003    $116,819    $264,621

(1)   The dollar amounts under these columns are the result of calculations at the 5% and 10% rates of appreciation set by the SEC and therefore do not necessarily predict the future appreciation, if any, of the
Common Shares.

(2)   Options were granted at an exercise price equal to the estimated fair market of the Common Shares on the date of the grant.

                                   AGGREGATED 1997 FISCAL YEAR END OPTION VALUES

                                                          NUMBER OF SECURITIES        VALUES OF UNEXERCISABLE
                                                    UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY-OPTIONS AT
                                       SHARES              AT FISCAL YEAR END              FISCAL YEAR END
                                      ACQUIRED       ----------------------------- -----------------------------
                                     ON EXERCISE        EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                     -----------        -----------  -------------   -----------   -------------
William C. Mortimore . . . . .              0                33,860         33,861     $ 153,047       $ 153,052

Michael J. Franco. . . . . . .              0               116,657         33,861       527,290         153,052

William L. Stafford. . . . . .              0                33,860         33,861       153,047         153,052

David M. Noshay. . . . . . . .              0                 8,465         59,256        38,262          38,262

Dwight A. Simon. . . . . . . .              0                33,860         33,861     $ 153,047        $153,052


EMPLOYMENT AGREEMENTS

The Company entered into an employment agreement dated as of September 1, 1997 with William C. Mortimore, which is in effect for an initial term of three years, followed by one-year extensions unless terminated by either party and provides for the Company to pay Mr. Mortimore a minimum annual salary of $160,000. The employment agreement requires Mr. Mortimore to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, restricts
Mr. Mortimore's ability to compete with the Company for a period of two years after termination of his employment and awards Mr. Mortimore three months' severance pay following termination of his employment under certain conditions. Under Wisconsin law, a non-compete clause in an employment agreement may be voided if the court determines that the non-compete clause if unfairly restrictive.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of April __, 1998, by (i) each person that is known by the Company to beneficially own or exercise the voting or dispositive control over 5% or more of the outstanding Common Shares; (ii) each Director; and (iii) all Directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within 60 days. See "Certain Relationships and Related Transactions."

                                                     SHARES BENEFICIALLY
                                                          OWNED (1)
                                                    --------------------
NAME                                                 NUMBER      PERCENT
----------------------------------------------      --------    --------
Robert T. Geras (2)(3) . . . . . . . . . . . .       738,589       13%
William C. Mortimore (2)(4). . . . . . . . . .       562,088       10%
Robert A. Barish, M.D. (2) . . . . . . . . . .        --           (*)
Dennis Brown (2) . . . . . . . . . . . . . . .        --           (*)
Michael D. Dunham (2). . . . . . . . . . . . .        --           (*)
Douglas S. Harrington, M.D. (2). . . . . . . .        --           (*)
Kevin E. Moley (2) . . . . . . . . . . . . . .        --           (*)
All Directors, Nominees and Executive
  Officers as a group (11 persons) . . . . . .     1,624,924        28%

(*)   Less than 1% of outstanding Common Stock.
(1) Except pursuant to applicable marital property laws or as indicated in the footnotes to this table, to the Company's knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all Common Stock shown as beneficially owned by such shareholder.
(2) The business address for each of Messrs. Geras, Mortimore, Barish, Brown, Dunham, Harrington and Moley is Merge Technologies Incorporated, 1126 South 70th Street, Suite S107B, Milwaukee, WI 53214-3151.
(3) Reflects 203,164 shares held by trusts for the benefit of Mr. Geras' adult children, the beneficial ownership of which Mr. Geras disclaims.
(4) Includes vested options held by Mr. Mortimore to acquire 50,790 shares.

      The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Beneficial Interest and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, Directors and greater than ten percent Shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

      To the Company's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners have been complied with during 1997.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On June 30, 1997, the Company borrowed $2,000,000 from Sirrom Capital Corporation ("Sirrom"), a third-party institutional "mezzanine" lender, pursuant to a note (the "Sirrom Note") and related security agreement. The Sirrom Note required payments of interest only, computed at 13.5% per annum, payable monthly in arrears through maturity (June 30, 2002). Approximately $1,007,000 of the proceeds of the Sirrom Note were applied by the Company in June 1997 toward the repayment of the bank indebtedness and the balance toward working capital. No principal payments were required prior to maturity. Prepayment in whole or part was permitted without penalty. The Sirrom Note was secured by a first lien on all of the Company's assets, subject to Sirrom's agreement to subordinate its lien to a senior revolving credit facility in an amount not to exceed $2,500,000 provided that initially permitted borrowings under such facility was not to exceed $1,500,000, subject to increase if the Company achieved certain income targets.

      As a condition to issuance of the Sirrom Note, the Company issued a warrant, which granted Sirrom the right to acquire for nominal consideration a base amount of 145,256 Common Shares (the "Sirrom Warrant"). The base amount of Common Shares purchasable under the Sirrom Warrant was determined through arms-length negotiations between Sirrom and the Company. Under the terms of the Sirrom Warrant, in the event the loan was outstanding in whole or in part on the third, fourth and fifth anniversaries of the initial loan funding, additional Shares could be purchased pursuant to the Sirrom Warrant for nominal consideration. The Sirrom Warrant prohibited the sale of shares by the Company to third parties at below fair market value without concomitant antidilution protection to Sirrom, but expressly permitted the issuance of up to 1,354,434 shares pursuant to the Employee Plan.

      The Sirrom Warrant granted Sirrom the right to attend (but not vote at) Directors' meetings until such time as the Sirrom Note was paid in full. The Sirrom Warrant granted Sirrom a put right for a period of 30 days immediately prior to its expiration at "Fair Market Value," which was to be determined by agreement of the parties or, in the absence of agreement, by two independent appraisers. Sirrom was granted piggyback registration rights in connection with certain registered offerings of the Common Shares and rights of co-sale to participate in sales of the Common Shares by Robert T. Geras or William C. Mortimore.

      By agreement dated October 30, 1997, the Company and Sirrom agreed that upon the expected closing of the IPO: (i) the Sirrom Note would be paid in full; (ii) the Sirrom Warrant would be exercised as to 75% (108,942) of the original number of shares issuable under it; (iii) Sirrom would not offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any securities of the Company for a period of 180 days following the date of the IPO without the prior written consent of the Representative; (iv) Sirrom's right to purchase 25% (36,314) of the original number of shares issuable under the Sirrom Warrant would be terminated; (v) the put option in favor of Sirrom would be canceled; (vi) a termination fee (which ultimately totaled $196,095.60) would be paid to Sirrom; and (vii) the Company agreed to file a registration statement to register shares issued to Sirrom pursuant to the Sirrom Warrant within 120 days of the Closing of the IPO, provided in no event would such registration statement be declared effective until at least 180 days following the initial closing of an initial public offering of the Common Shares. The amount of the Sirrom Termination Fee was determined through arm's length negotiations between the Company and Sirrom based on factors including the Company's interest in eliminating uncertainty with respect to its future equity-related liabilities and Sirrom's interest in receiving cash in return for relinquishing its put option. Upon the closing of the IPO the Sirrom Warrant was exercised under the terms of the October 30, 1997 agreement.

      On June 1, 1996 the Company entered into a three-year consulting agreement with Robert T. Geras calling for the payment to Mr. Geras of: (i) $160,000 on January 1, 1997 (the "$160,000 Obligation") in consideration of financial consulting services provided by Mr. Geras to the Company through June 30, 1996; and (ii) the sum of $3,500 per month plus reimbursement for approved out-of-pocket expenses. Because the IPO has been completed, the Company no longer requires the same type of financial consulting services that Mr. Geras previously provided. Mr. Geras and the Company therefore have terminated this consulting agreement effective as of February 3, 1998.

      In 1995 and 1996, the Company issued an aggregate of 1,229,148 Common Shares in a private placement at $1.48 per share. The Company received consideration in connection with this private placement of $205,000 in fiscal 1995 and $1,610,000 in fiscal 1996. In connection with this private placement, Mr. Geras, a Director of the Company, purchased 182,848 Common Shares at the same price offered to other investors. Warren B. Cozzens, a former Director, also purchased 257,342 shares in this private offering. All Common Shares were paid for with cash, except for (i) 47,405 shares purchased by Mr. Geras with a $70,000 note bearing interest at 10% per annum, which note was paid in full within two months; and (ii) 135,443 shares purchased by Mr. Geras with a fully-secured, three-year, non-interest bearing $200,000 note. The Company subsequently approached Mr. Geras with a proposal to offset the $200,000 note against the $160,000 Obligation, based on its belief that the $200,000 note had an approximately equal net present value to the $160,000 Obligation. Mr. Geras agreed to such set-off in full satisfaction of the purchase price obligation for the 135,443 shares.

      Pursuant to a Stock Redemption Agreement between the Company and Alpha Capital Venture Partners, Limited ("Alpha"), a third-party institutional investor, dated May 5, 1995, and amended March 1, 1997, on February 3, 1998 the Company exercised its call rights and used $806,592 of the net proceeds of the IPO to redeem 424,757 Common Shares held by Alpha at a call price of $1.90 per share.

      Effective May 1996, the Company discharged $463,352 owing to Alpha under two subordinated notes by issuing 33,861 Common Shares, and making a cash payment of $375,000, to Alpha. The notes were in the original principal amounts of $88,134 and $375,218, required monthly payments, had no specified maturity date and bore interest at an annual rate equal to the prime rate plus 3% and the prime rate plus 4%, respectively. The interest rate, repayment schedule and other terms of these notes were substantially identical to those in other subordinated notes issued to unaffiliated third parties.

       In connection with the IPO, the Company granted H.C. Wainwright & Co., Inc., as Representative of the Underwriters of the IPO, the right to nominate one Director to the Company's Board of Directors. H.C. Wainwright & Co., Inc. nominated Robert A. Barish, M.D. as an independent director.


              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company incorporates by reference herein the following documents filed pursuant to the Exchange Act under the Company's Exchange Act File No. 0-29486: the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1997. All reports and other documents filed by the Company pursuant to Section 13(a)(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement also shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing these reports and documents. Any statement incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes this statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The Company will not update this Proxy Statement for events occurring subsequent to the date of this Proxy Statement.

      The Company hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to documents, unless these exhibits are specifically incorporated by reference into the document). Requests for these documents should be made to the Investor Relations Department at the Company's principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 475-4300. A copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1997 is included with this Proxy Statement.


      YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                  ANNEX A

                    RESTATED ARTICLES OF INCORPORATION

                                    OF

                      MERGE TECHNOLOGIES INCORPORATED



      The following Restated Articles of Incorporation, duly adopted pursuant to the authority and provisions of the Wisconsin Business Corporation Law, supersede and take the place of the existing Articles of Incorporation and amendments thereto:


                                 ARTICLE I

      The name of the Corporation is MERGE TECHNOLOGIES INCORPORATED.


                                ARTICLE II

      The period of existence shall be perpetual.


                                ARTICLE III

      The purposes shall be to engage in any lawful activity within the purposes for which Corporations may be organized under the Wisconsin Business Corporation Law.


                                ARTICLE IV

      The distinguishing designation of each class of shares, the number of shares of each class which the Corporation shall have authority to issue, the distinguishing designation of each series within a class, if any, and the par value are:

                             SERIES          NO. OF      PAR VALUE
               CLASS        (IF ANY)         SHARES      PER SHARE
               -----        --------        -------      ---------
               Common           None     30,000,000           $.01
               Preferred        None      5,000,000           $.01


                                 ARTICLE V

      The preferences, limitations, and relative rights of each class of shares are:

     (a) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing Articles of Amendment to the Corporation's Articles of Incorporation, without vote of shareholders and in accordance with Section 180.0602 of the Wisconsin Business Corporation Law, to fix or alter from time to time, the designation, powers, preferences and rights of the shares of each such series, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Shares, and to establish from time to time the number of shares constituting any such series and the designation thereof, or any of them (a "Preferred Share Amendment") and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the Preferred Share Amendment originally fixing the number of shares of such series. No share or shares of any class or series of Preferred Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be re-issued as part of such class or series and the Board of Directors is authorized to retire any such share or shares. The retirement of any such share or shares shall not reduce the total authorized number of Preferred Shares.

      The holders of the Preferred Shares of each series shall be entitled to receive dividends, when and as declared by the Board of Directors from the funds legally therefor, as they may be entitled to in accordance with the Preferred Share Amendment adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such Amendment. So long as there shall be outstanding any Preferred Shares of any series entitled to cumulative dividends pursuant to any such Preferred Share Amendment providing for the issue of such series, no dividend, whether in cash or property, shall be paid or declared, nor shall any distribution be made on the Common Shares nor shall any Common Shares be purchased, redeemed or otherwise acquired for value by the Corporation if at the time of making such payment, declaration, distribution, purchase, redemption or acquisition, the Corporation shall be in default with respect to any dividend payable on or obligation to maintain a purchase, retirement or sinking fund with respect to or to redeem shares of Preferred Shares of any series. The foregoing provisions of this Section (a) shall not, however, apply to a dividend payable in Common Shares or to the acquisition of Common Shares in exchange for or through the application of the proceeds of the sale of Common Shares. Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of this Article V, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding Common Shares and the Preferred Shares of any series shall not be entitled to participate therein.

     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Shares of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its shareholders before any distribution of assets shall be made to the holders of the Common Shares, the amount per share, if any, fixed by the Board of Directors in the Preferred Share Amendment, plus in each such case an amount equal to any cumulative dividends thereon to the date of final distribution to the holders of the Preferred Shares, and the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares of any and all series, to participate ratably in all the assets of the Corporation then remaining in accordance with their respective rights and preferences. If upon any liquidation, dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding Preferred Shares the full amounts to which they shall be entitled, the holders of Preferred Shares of all series shall participate ratably in any distribution of assets according to the respective amounts which would be payable in respect of the Preferred Shares held by them upon such distribution if all amounts payable in respect of the Preferred Shares of all series were paid in full.

      Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Section.

     (c) The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Preferred Shares of any series at the price or prices and on the terms and conditions provided in the Preferred Share Amendment adopted by the Board of Directors providing for the issue of such series.

     (d) Anything herein or in any Preferred Share Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares contained to the contrary notwithstanding, the rights of the holders of all classes of shares of the Corporation in respect of dividends and purchase, retirement or sinking funds, if any, shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as the Board of Directors shall deem to be necessary or advisable for working capital, for expansion of the Corporation's business (including the acquisition of real and personal property for the purpose) and for any other purpose of the Corporation.

     (e) Except as otherwise provided by the statutes of the State of Wisconsin or by the Preferred Share Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the holders of the Preferred Shares shall have no right to vote. The holders of the Preferred Shares shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.

      (f) Except as otherwise provided by the statutes of the State of Wisconsin or by the Preferred Shares Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the vote of the holders of all or any portion of the Preferred Shares, as a class, shall not be required for any action whatsoever to be taken or authorized by the shareholders of the Corporation, including any amendment of the Articles of Incorporation.


                                ARTICLE VI

      No holder of any of the shares of this Corporation shall be entitled, as of right, to purchase or subscribe for any unissued stock of any class, or any additional shares of any class to be issued by reason of any increase of the authorized shares of the Corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into shares of the Corporation, or carrying any right to purchase any stock of any class and any unissued shares, or such additional authorized issue of any shares or other securities convertible into shares or carrying any rights to purchase such shares may be issued and disposed of, pursuant to resolutions of the Board of Directors, to such persons, firms, corporations or associations and upon such other terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.


                                ARTICLE VII

      The address of the registered office is 1126 South 70th Street, Milwaukee, Wisconsin, 53214.


                               ARTICLE VIII

      The name of the registered agent is WILLIAM C. MORTIMORE.


                                ARTICLE IX

      The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

                                 ARTICLE X

      The Corporation shall not be governed by Sections 180.1131 through
180.1133 of the Wisconsin Business Corporation law.


                                ARTICLE XI

      The Corporation shall not be governed by Section 180.1150 of the Wisconsin Business Corporation law.

      The undersigned officers of MERGE TECHNOLOGIES INCORPORATED certify that the foregoing Restatement of the Articles of Incorporation of said Corporation was adopted by the shareholders on the 16th day of June, 1998 by the following vote, pursuant to Section 180:1003:

                             VOTE ON ADOPTION



                                                  No. of
               No. of Shares    No. of Shares   Affirmative   Affirmative
Class           Outstanding   Entitled to Vote   Votes Cast Votes Required
-----          -------------  ----------------  ----------- --------------
Common           [         ]       [         ]   [        ]    [         ]

      Executed in duplicate and sealed (if any affixed) this 16th day of June, 1998.



---------------------                     ----------------------
President                                 Assistant Secretary

                                  ANNEX B
                           STOCK OPTION PLAN FOR
                               EMPLOYEES OF
                      MERGE TECHNOLOGIES INCORPORATED

      MERGE TECHNOLOGIES INCORPORATED, a corporation organized under the laws of the State of Wisconsin, hereby adopts this Stock Option Plan for Employees of Merge Technologies Incorporated. The purposes of this Plan are as follows:

      1. To further the growth, development and financial success of the Company by providing additional incentives to certain of its Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

      2. To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended.


                                 ARTICLE I

                                DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - BOARD

      "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

      "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

SECTION 1.4 - COMMON STOCK

      "Common Stock" shall mean the Common Stock, One Cent ($.01) par value, of the Company.

SECTION 1.5 - COMPANY

      "Company" shall mean MERGE TECHNOLOGIES INCORPORATED.

SECTION 1.6 - DIRECTOR

      "Director" shall mean a member of the Board.

SECTION 1.7 - DISABILITY

      "Disability" shall have the meaning set forth in Section 2.2(e)(3) of the Code.

SECTION 1.8 - EMPLOYEE

      "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.9 - EXCHANGE ACT

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.10 - INCENTIVE STOCK OPTION

      "Incentive Stock Option" shall mean an Option which qualifies under
Section 422(b) of the code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.11 - NON-QUALIFIED OPTION

      "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option.

SECTION 1.12 - OFFICER

      "Officer" shall mean an officer of the Company or any Subsidiary.

SECTION 1.13 - OPTION

      "Option" shall mean an option to purchase Common Stock of the Company,granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.14 - OPTIONEE

      "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

SECTION 1.15 - PLAN

      "Plan" shall mean this Stock Option Plan for Employees of MERGE TECHNOLOGIES INCORPORATED.

SECTION 1.16 - SECRETARY

      "Secretary" shall mean the Secretary of the Company.

SECTION 1.17 - SECURITIES ACT

      "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.18 - SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment of the Optionee by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


                                ARTICLE II

                          SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

         The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options (including those granted under the Original
Plan) shall not exceed 200,000. For purposes of the foregoing limitation, any reduction in shares issuable to an Optionee in full or part payment of the option price in accordance with the provisions of Section 5.3(b) or (c) shall nevertheless be deemed to have been issued.

SECTION 2.2 - UNEXERCISED OPTIONS

         If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 - CHANCES IN COMMON STOCK

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section
2.1 on the maximum number and kind of shares which may be issued on exercise of Options.


                                ARTICLE III

                            GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

         Any Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Options, except as provided in
Section 3.2.


SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS

         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option' under Section 422(b) of the Code.

SECTION 3.3 - GRANTING OF OPTIONS

         (a) The Committee shall from time to time, in its absolute discretion:

                   (i) Determine which Employees are Employees and select
from   among the Employees (including those to whom Options have been
previously granted under the Plan) such of them as in its opinion   should
be granted Options; and

                   (ii) Determine the number of shares to be subject to
such   Options granted to such selected Employees, and determine whether
such Options are to be Incentive Stock Options or Non-Qualified   Options,
provided that in no event may any Employee be granted,   during any fiscal
year of the Company, Options hereunder covering   more than 10,000 shares
of Common Stock; and

                   (iii) Determine the terms and conditions of such
Options,   consistent with the Plan.

         Notwithstanding the above, the Committee may delegate certain powers relating to the granting of Options as it deems appropriate to executive officers of the Company including the power to determine the number of shares to be subject to Options (subject to a maximum amount set by the Committee), whether such Options are to be Incentive Stock Options or Non-Qualified Options and to determine the terms and conditions of such Options including the imposition of one more condition to exercise such as the execution by the Optionee of a non-competition agreement in favor of the Company or a Subsidiary; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Section 16(b) of the Exchange Act or any rules promulgated thereunder.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of any Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.


                                ARTICLE IV

                             TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

      Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422(b) of the Code.

SECTION 4.2 - OPTION PRICE

      (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that (i) the price per share of a Non-Qualified Option shall be not less than the lesser of 85% of the fair market value of such shares on the date such Option is granted or the average of the fair market values of such shares on the five most recent trading days prior to the date that such Option is granted, and (ii) the price per share of an Incentive Stock Option shall not be less than 100% of the fair market value of such shares on the date such Option is granted.

      (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. In determining the fair market value of the Company's Common Stock under subsection l(b) of this Section 4.2, the Committee may rely on the closing price as reported in the Wall Street Journal.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

      (a) Subject to the provisions of Sections 4.3(b), 4.3(c) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

      (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

      (c) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422(b) of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000.

SECTION 4.4 - EXPIRATION OF OPTIONS

      (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

            (i) In the case of an Incentive Stock Option, the expiration of ten years from the date the Option was granted; or in the case of an Optionee owning (within the meaning of Section 425(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five years from the date the Incentive Stock Option was granted; or

            (ii) In the case of a Non-Qualified Option, the expiration of fifteen years and one day from the date the Option was granted; or

            (iii) The expiration of three months from the date of the Optionee's Termination of Employment; or

            (iv) The engagement by the Employee in willful misconduct which injures the Company or any of its Subsidiaries.

      (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and become unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.5 - TENURE OF EMPLOYMENT

      Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS

      In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR
DISSOLUTION

      In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any of the options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) such options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, the time at which such options may first be exercised shall accelerated and the options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised prior to such event.

                                ARTICLE V

                           EXERCISE OF OPTIONS

 SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

      During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

      At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof become unexercisable under Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

      An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

      (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

      (b)  (i)  Full payment (in cash or by check) for the shares with
respect to which such Option or portion is thereby exercised; or   (ii)
Subject to the Committee's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company, or issuable to the Optionee upon exercise of the Option, with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option Price of the shares with respect to which such Option or
portion is thereby exercised; or  (iii)   Subject to the Committee's
consent, full payment in any other form approved by the Committee, consistent with applicable law and the Plan; or (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and
(iii); and
       (c)  On or prior to the date the same is required to be withheld:



             (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

            (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

            (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

            (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii); provided that if the Company is subject to the reporting requirements under the Exchange Act, if and to the extent required by Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3"), an election to make full payment by the means described in Section 5.3(c)(ii) or 5.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning of the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or
(y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 5.3(c)(ii) and 5.3(iii); and

      (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

      (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

      The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions: (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - RIGHTS AS STOCKHOLDERS

      The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 - TRANSFER RESTRICTIONS

      The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, including a commitment on behalf of the Optionee to afford the Company first refusal rights upon a proposed sale of shares of Common Stock or restrictions on transfer necessary or desirable, as the Committee in its sole discretion may determine, to preserve the S corporation status of the Company. Any such restriction shall be set forth in the respective Stock Option Agreement or in a separate written agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.


                                ARTICLE VI

                              ADMINISTRATION

SECTION 6.1 - STOCK OPTION COMMITTEE

      (a) The Stock Option Committee shall consist of at least two Directors of the Company (or such smaller number as may be permitted under Rule 16b-3, if and as such Rule is then in effect) appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of paragraph (e)(2)(i) of Rule 16b-3.

      (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE

      It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422(b) of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

SECTION 6.3 - MAJORITY RULE

      The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 - COMPENSATION: PROFESSIONAL ASSISTANCE: GOOD FAITH ACTIONS

      Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                ARTICLE VII

                             OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

      No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section
7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Rule 16b-3 or the Code, no action of the Board may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted without approval of the Company's shareholders given within 12 months before or after the action by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

      (a) The expiration of ten years from the date the Plan is adopted by the Board; or

      (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.4.

SECTION 7.3 - COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

      With respect to persons subject to Section 16 of the Exchange
Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply at such time that the Company is subject to the reporting requirements of the Exchange Act, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

SECTION 7.4 - APPROVAL OF PLAN BY SHAREHOLDERS

      This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's adoption of this Plan. Options may be granted prior to such shareholder approval, provided, however, that Options granted after the adoption of this Plan by the Board but prior to such shareholder approval shall not be exercisable prior to the time when this Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all such Options granted hereunder following adoption of this Plan by the Board shall thereupon be canceled and become null and void.

SECTION 7.5 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary or modify the rights of any person holding options issued pursuant to the Original Plan. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

 SECTION 7.6 - TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.